Other Expenses and Income	12 Months Ended
Dec. 31, 2019
Other Expenses And Income
Other Expenses and Income

22. Other expenses and income

Other income mainly includes the negative difference (bad will) of EUR 14,812 thousand arising from the purchase price allocation and other income from the assumption of costs by Maruho EUR 6,215 thousand. In addition, the items include expenses and income from currency translations in the amount of EUR 324 thousand (2018: EUR 650 thousand).

Other income in 2017 amounted to EUR 0.3 million, primarily due to the repayment of the FDA submission fee of EUR 2.1 million. Other expenses amounted to EUR 1.3 million in 2017.